Exhibit  10.6

LETTER AMENDMENT NO. 4

TO

THIRD AMENDED AND RESTATED MASTER SHELF AGREEMENT

As of November 22, 2005

The Prudential Insurance Company of America

Pruco Life Insurance Company

Prudential Investment Management, Inc. (“Prudential”)

Pruco Life Insurance Company of New Jersey

Gibraltar Life Insurance Co., Ltd.

RGA Reinsurance Company

American Bankers Life Assurance Company of Florida, Inc.

Fortis Benefits Insurance Company

Connecticut General Life Insurance Company

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4200E

Dallas, Texas 75201

Ladies and Gentlemen:

We refer to the Third Amended and Restated Master Shelf Agreement dated as of December 19, 1991 (effective as of January 13, 2003), as amended by Letter Amendment No. 1 to Third Amended and Restated Master Shelf Agreement dated as of April 24, 2003, Letter Amendment No. 2 to Third Amended and Restated Master Shelf Agreement dated as of June 29, 2004 and Letter Amendment No. 3 to Third Amended and Restated Master Shelf Agreement dated as of December 15, 2004 (as amended, the “Agreement”), among Prudential, the Purchasers party thereto and Western Gas Resources, Inc., a Delaware corporation (the “Company”).  Unless otherwise defined in this Letter Amendment No. 4 to Third Amended and Restated Master Shelf Agreement (this “Amendment”), the terms defined in the Agreement shall be used herein as therein defined.

The Company has requested and, subject to the terms and conditions specified herein, the undersigned holders of the Notes are willing to make, certain amendments to the Agreement and the Company Pledge Agreement, all as more particularly set forth herein.

1.                                      Amendments to the Agreement.  Subject to the accuracy of the representations and warranties set forth in paragraph 3 hereof and satisfaction of the conditions set forth in paragraph 4(c) hereof, the undersigned holders of the Notes hereby agree with the Company to amend, effective as of the date first above written, the Agreement as follows:

(a)                                  Paragraph 5P.  Covenant to Pledge Stock.  Paragraph 5P of the Agreement is amended by deleting it its entirety and inserting the following in lieu thereof:

“5P. Covenant to Pledge Stock. The Company shall, and shall cause its Subsidiaries to (i) promptly (and in any event within 30 days after acquiring such equity interests) pledge to the Collateral Agent (as security for the Notes and the Guaranties) (A) the equity interests in each Domestic Subsidiary Guarantor that is now owned or hereafter acquired by it and (B) any other equity interests that are pledged to NCNB, as agent for the lenders under the NCNB Agreement (including, without limitation, the pledge of 65% of the equity interests in Western Gas Resources Canada Company pursuant to the Power Pledge Agreement), in each case pursuant to such documents as the Collateral Agent shall deem appropriate for such purpose and (ii) concurrently with each such pledge, deliver to the Collateral Agent documents of the types referred to in clauses (ii) through (vii) of paragraph 3A(1) and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (i) above), all in form, content and scope reasonably satisfactory to the Collateral Agent; provided, that, no PUC Subsidiary shall be required to execute and deliver any Security Document pursuant to this paragraph 5P or to approve an increase in the underlying amount secured by such Security Document unless all required regulatory approvals shall have been obtained for such Security Document from each applicable PUC and, to the extent applicable, FERC.  The Company shall cause each PUC Subsidiary required to deliver a Security Document or approve an increase in the underlying amount pursuant to paragraph 5P to use its best efforts to obtain the approval of the applicable PUC and, to the extent applicable, FERC for such Security Document (or increase in the amount underlying and secured by such Security Document).  In the event that the any PUC or FERC shall require that the equity interests of a PUC Subsidiary be released from the Lien in favor of the Collateral Agent or shall not approve the PUC Subsidiary to secure an increased amount by such Lien or Security Document, the Collateral Agent shall so release such equity interests or limit the amount secured to the previously approved amount, if applicable; provided that all equity interests of a replacement Subsidiary acceptable to Prudential shall have been pledged to Collateral Agent for the benefit of the holders of the Notes unless all potential replacement Subsidiaries are PUC Subsidiaries and are prohibited by the applicable PUCs or FERC from having their equity interests pledged to the Collateral Agent.”

(b)                                 Paragraph 10(B).  Definitions.

(I)                                    Paragraph 10B of the Agreement is amended by deleting “MGTC,” from the existing definition of “Guarantor”.

(II)                                Paragraph 10B of the Agreement is further amended by deleting the definition of “MIGC Pledge Agreement”.

(III)                            Paragraph 10B of the Agreement is further amended by deleting the existing definitions of “Intercreditor Agreement”, “NCNB Agreement” and “Pledge Agreement” and inserting the following definitions in lieu thereof:

“Intercreditor Agreement” shall mean that certain Amended and Restated Intercreditor Agreement dated as of November 22, 2005, among

Prudential, the holders of the Notes, the banks party to the NCNB Agreement, and Bank of America, N.A., as collateral agent, as the same may be amended, restated, supplemented or otherwise modified from time to time in compliance with the terms hereof.

“NCNB Agreement” shall mean that certain Amended and Restated Credit Agreement dated as of November 22, 2005, among the Company, Bank of America, N.A., as Administrative Agent and L/C Issuer, BNP Paribas, JPMorgan Chase Bank, The Royal Bank of Scotland plc, Wachovia Bank, National Association and Wells Fargo Bank, N.A., as Co-Syndication Agents, Fortis Capital Corp. and Union Bank of California, N.A., as Co-Documentation Agents, and the lenders party thereto, as the provisions thereof may from time to time be amended or waived in compliance with paragraph 6E.

“Pledge Agreement” shall mean, collectively, the Company Pledge Agreement, the Power Pledge Agreement and each other pledge agreement delivered from time to time by a Subsidiary to the holders of the Notes pursuant to paragraph 5N or paragraph 5P, in each case as the provisions thereof may be from time to time amended or waived in compliance with the terms thereof.

(IV)                            The following definition is inserted in paragraph 10B in the appropriate alphabetical order:

“Power Pledge Agreement” shall mean that certain Foreign Subsidiary Pledge Agreement, dated as of November 22, 2005, by Western Power Services, Inc. in favor of the Collateral Agent, as the provisions thereof may be from time to time amended or waived in compliance with the terms thereof.

2.                                      Amendments to the Company Pledge Agreement.  Subject to the accuracy of the representations and warranties set forth in paragraph 3 hereof and satisfaction of the conditions set forth in paragraph 4(c) hereof, the undersigned holders of the Notes hereby agree with the Company to amend, effective as of the date first above written, the Company Pledge Agreement by deleting the existing definition of Intercreditor Agreement contained therein and inserting the following in lieu thereof:

  “Intercreditor Agreement” shall mean that certain Amended and Restated Intercreditor Agreement dated as of November 22, 2005, among Prudential, the holders of the Notes, the banks party to the NCNB Agreement, and Bank of America, N.A., as collateral agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

3.                                      Representations and Warranties.  In order to induce each of you to enter into this Amendment, the Company hereby represents and warrants as follows:

(a)                                  Due Authorization; Noncontravention.  The execution, delivery and performance by the Company and each Guarantor of this Amendment, the Agreement as amended hereby, the Notes, the Guaranties, the Intercreditor Agreement and the Security Documents have in each case been duly authorized by all necessary corporate or limited liability company action, as applicable, and do not and will not (i) contravene the terms of the charter and by-laws or other organizational documents of the Company, any Guarantor, Western Power Services, Inc. or Western Gas Resources Canada Company, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than the Liens created by the Security Documents) under, any document evidencing any contractual obligation to which any such Person is a party or any order, injunction, writ or decree of any governmental authority binding on any such Person or its property, or (iii) violate any applicable law binding on or affecting any such Person.

(b)                                 Binding Effect.  This Amendment, the Agreement as amended hereby, the Notes, the Guaranties, the Intercreditor Agreement and the Security Documents constitute the legal, valid and binding obligations of the Company, the Guarantors and Western Power Services, Inc., enforceable against such Persons in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.

(c)                                  Representations and Warranties.  The representations and warranties of the Company, the Guarantors and Western Power Services, Inc. set forth in the Agreement, the Guaranties and the Security Documents are true and correct on and as of the date hereof, both before and after giving effect to the effectiveness of this Amendment (except to the extent such representations and warranties expressly are limited to an earlier date, in which such representations and warranties are true and correct on and as of such earlier date).

(d)                                 No Defaults.  No Default or Event of Default exists under the Agreement, the Notes, any Guaranty, any Security Document or any other agreement or instrument executed in connection therewith and no default or event of default exists under the NCNB Agreement, any agreement or instrument executed in connection therewith or any other material contract or agreement to which the Company or any of the Guarantors is a party, and, to the Company’s knowledge, no such default or event of default is imminent.

4.                                      Miscellaneous.

(a)                                  Effect on Agreement.  On and after the effective date of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import referring to the Agreement and each reference in the Notes and all other documents executed in connection with the Agreement to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Agreement shall mean the Agreement as amended by this Amendment.  The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(b)                                 Counterparts.  This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment.  Delivery of this Amendment may be made by telecopy or electronic transmission of a duly executed counterpart copy hereof; provided that any such delivery by electronic transmission shall be effective only if transmitted in .pdf format, ..tif format or other format in which the text is not readily modifiable by any recipient thereof.

(c)                                  Effectiveness.  This Amendment shall become effective as of the date first above written when and if each of the conditions set forth in this subparagraph (c) shall have been satisfied.

(I)                                    Amendment.  Counterparts of this Amendment shall have been executed by the Company, each Guarantor and the Required Holder(s) and shall have been delivered to Prudential.

(II)                                NCNB Loan Documents.  The Amended and Restated Credit Agreement dated as of November 22, 2005, among the Company, Bank of America, N.A., and the other lenders party thereto and the Loan Documents (as defined therein) shall have been executed by all parties thereto, a final copy and execution pages thereof shall have been delivered to Prudential and all of such Loan Documents shall be in form and substance satisfactory to Prudential and in full force and effect.

(III)                            Intercreditor Agreement.  The Intercreditor Agreement shall have been executed by all parties thereto, a counterpart thereof shall have been delivered to Prudential and such Intercreditor Agreement shall be in form and substance satisfactory to Prudential and in full force and effect.

(IV)                            Power Pledge Agreement.  The Power Pledge Agreement shall have been executed by Western Power Services, Inc., a counterpart thereof shall have been delivered to Prudential and such Power Pledge Agreement shall be in form and substance satisfactory to Prudential and in full force and effect.

(V)                                Western Power Services, Inc. Secretary’s Certificate, Resolutions, etc.  Prudential shall have received from Western Power Services, Inc. documents of the types referred to in clauses (ii) through (vii) of paragraph 3A(1) of the Agreement, and such documents shall be in form and substance satisfactory to Prudential and in full force and effect.

(VI)                            Representations and Warranties.  Each of the representations and warranties made in this Amendment shall be true and correct on and as of the date hereof as if made on and as of such date, both before and after giving effect to this Amendment.

(d)                                 Expenses.  The Company confirms its agreement, pursuant to paragraph 11B of the Agreement, to pay promptly all expenses of the undersigned holders of Notes related to the preparation, reproduction, execution and delivery of this Amendment and all matters contemplated hereby, including without limitation all fees and expenses of counsel to such parties.

(e)                                  Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

(f)                                    Release from Guaranty.  As of the effective date of this Amendment, MGTC is hereby released from its obligations under that certain Guaranty dated as of October 14, 1999 (the “MGTC Guaranty”); provided, however, that the release and termination effected hereby shall not extend to or affect any obligations or liabilities of MGTC under provisions of the MGTC Guaranty which by their terms are to survive termination of the MGTC Guaranty.

(g)                                 Release of MIGC Pledge Agreement.  As of the effective date of this Amendment, MIGC is hereby released from its obligations under that certain Stock Pledge Agreement made by MIGC as of April 29, 1999 (the “MIGC Pledge Agreement”), and the MIGC Pledge Agreement is hereby terminated; provided, however, that the release and termination effected hereby shall not extend to or affect any obligations or liabilities of MIGC under provisions of the MIGC Pledge Agreement which by their terms are to survive termination of the MIGC Pledge Agreement.

(h)                                 Affirmation of Obligations and Liens.  Notwithstanding that such consent is not required thereunder, each of the Guarantors consents to the execution and delivery of this Amendment by the parties hereto, and consents to the transactions contemplated hereby, including, without limitation, the release and termination of MGTC’s obligations under the MGTC Guaranty pursuant to paragraph 4(f) hereof and the termination of the MIGC Pledge Agreement pursuant to paragraph 4(g) hereof.  As a material inducement to the undersigned to amend the Agreement, each of the Guarantors respectively (i) acknowledges and confirms the continuing existence, validity and effectiveness of the Guaranty and Pledge Agreement, if any, to which it is a party, and any Liens granted thereunder, and (ii) agrees that the execution, delivery and performance of this Amendment shall not in any way release, diminish, impair, reduce or otherwise affect its obligations under any such Guaranty or Pledge Agreement or any Liens granted thereunder except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Guaranty or Pledge Agreement to the “Shelf Agreement” shall mean the Agreement as amended by this Amendment, and as the same may be further amended or modified from time to time.

(i)                                     Headings.  The headings of the various paragraphs and subparagraphs of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

(j)                                     FINAL AGREEMENT. THE AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE NOTES, THE GUARANTIES AS AMENDED BY THIS AMENDMENT, THE INTERCREDITOR AGREEMENT AND THE SECURITY DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page is intentionally left blank; signature pages follow]

If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning a counterpart of this Amendment to Western Gas Resources, Inc., 1099 18th Street, Suite 1200, Denver, CO 80202, Attention: General Counsel.

Very truly yours,

WESTERN GAS RESOURCES, INC.

By:	/s/ William J. Krysiak
William J. Krysiak
Executive Vice President- CFO

Agreed as of the date first above written:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By:	/s/	Brian E. Lemmons
Brian E. Lemmons
Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/	Brian E. Lemmons
Brian E. Lemmons
Vice President

PRUCO LIFE INSURANCE COMPANY OF
NEW JERSEY

By:	/s/	Brian E. Lemmons
Brian E. Lemmons
Vice President

Signature Page to Amendment No. 4

GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management (Japan),
Inc., as Investment Manager

By:	Prudential Investment Management, Inc.,
as Sub-Adviser

	By:	/s/	Brian E. Lemmons
Brian E. Lemmons
Vice President

RGA REINSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/	Brian E. Lemmons
Brian E. Lemmons
Vice President

AMERICAN BANKERS LIFE ASSURANCE
COMPANY OF FLORIDA, INC.

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/	Brian E. Lemmons
Brian E. Lemmons
Vice President

Signature Page to Amendment No. 4

FORTIS BENEFITS INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/	Brian E. Lemmons
Brian E. Lemmons
Vice President

CONNECTICUT GENERAL LIFE INSURANCE
COMPANY

By:	Prudential Investment Management, Inc.,
as Investment Manager

	By:	/s/	Brian E. Lemmons
Brian E. Lemmons
Vice President

Signature Page to Amendment No. 4

Agreed and acknowledged by each of the undersigned for
the purposes set forth in paragraphs 4(f), (g) and (h):

MIGC, INC.
WESTERN GAS RESOURCES-TEXAS, INC.
MOUNTAIN GAS RESOURCES, INC.
LANCE OIL & GAS COMPANY, INC.

By:	/s/ William J. Krysiak
William J. Krysiak
Executive Vice President- CFO

WESTERN GAS WYOMING, L.L.C.

By:	Western Gas Resources, Inc., its sole member

	By:	/s/ William J. Krysiak
William J. Krysiak
Executive Vice President- CFO

Signature Page to Amendment No. 4

Agreed and acknowledged by the undersigned for
the purposes set forth in paragraphs 2 and 4(g):

BANK OF AMERICA, N.A.,
as Collateral Agent

By:	/s/ Joseph F. Scott
Name: Joseph F. Scott
Title: Vice President

Signature Page to Amendment No. 4